EXECUTION

AMENDED AND RESTATED MORTGAGE LOAN PURCHASE AGREEMENT

This Amended and Restated Mortgage Loan Purchase Agreement (the “Agreement”), dated as of December 19, 2006 and retroactively effective to October 1, 2006, is between HSI Asset Securitization Corporation, a Delaware corporation (the “Company”), and HSBC Bank USA, National Association, a national banking association (the “Sponsor” and “Seller”).

WHEREAS, in connection with the issuance of the Sponsor’s HSI Asset Securitization Corporation Trust 2006-HE1 Mortgage Pass-Through Certificates, Series 2006-HE1 (the “Certificates”), the Sponsor has made certain representations and warranties to the Company with respect to the Mortgage Pool underlying the Certificates pursuant to a Mortgage Loan Purchase Agreement dated as of October 1, 2006 (the “Original Agreement”) between the Company and the Seller.

WHEREAS, the Seller and the Company desire to amend and restate the Original Agreement in its entirety for the purpose of the Seller providing certain representations and warranties with respect to the Group I Mortgage Loans underlying Freddie Mac’s investment in Certificates in conformity with Freddie Mac’s investment requirements.

NOW, THEREFORE, the Original Agreement is amended and restated in its entirety to read as follows:

The Company and the Seller hereby recite and agree as follows:

1. Defined Terms. Terms used without definition herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement, dated as of October 1, 2006, by and among HSI Asset Securitization Corporation, as depositor, Wells Fargo Bank, N.A., as master servicer, securities administrator and custodian (in such capacity, the “Custodian”), Clayton Fixed Income Services Inc., as credit risk manager, and Deutsche Bank National Trust Company, as trustee (the “Trustee”), relating to the issuance of the HSI Asset Securitization Corporation Trust 2006-HE1 Mortgage Pass-Through Certificates, Series 2006-HE1 (the “Pooling and Servicing Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the same meanings assigned to them in the Pooling and Servicing Agreement.

2. Purchase of Mortgage Loans. The Seller hereby sells, transfers, assigns and conveys, and the Company hereby purchases the mortgage loans (the “Mortgage Loans”) listed on the Mortgage Loan Schedule in Exhibit 1.

3. Purchase Price; Purchase and Sale. The purchase price (the “Purchase Price”) for the Mortgage Loans shall be $1,302,565,110.67 inclusive of accrued and unpaid interest on the Mortgage Loans at the weighted average interest rate borne by the Mortgage Loans from the date hereof to but not including the Closing Date, payable by the Company to the Seller on the Closing Date either (i) by appropriate notation of an inter-company transfer between affiliates of HSBC or (ii) in immediately available federal funds wired to such bank as may be designated by the Seller.

Upon payment of the Purchase Price, the Seller shall be deemed to have transferred, assigned, set over and otherwise conveyed to the Company all the right, title and interest of the Seller in and to the Mortgage Loans as of the Cut-Off Date, including all interest and principal due on the Mortgage Loans after the Cut-Off Date (including Scheduled Payments due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), together with all of the Seller’s right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance policies.

Concurrently with the execution and delivery of this Agreement, the Seller hereby assigns to the Company all of its rights and interest (but none of its obligations) under the (i) Servicing Agreements and (ii) Assignment, Assumption and Recognition Agreements listed on Exhibit 2 hereto (the “Assignment Agreements”), to the extent relating to the Mortgage Loans. The Company hereby accepts such assignment, and shall be entitled to exercise all such rights of the Seller under the Servicing Agreements and the Assignment Agreements as if the Company had been a party to such agreement.

The Company hereby acknowledges its acceptance of all right, title and interest in, to and under the Mortgage Loans and other property, and its rights under the Servicing Agreements and the Assignment Agreements, now existing or hereafter created, conveyed to it pursuant to this Section 3.

The Company hereby directs the Seller, and the Seller hereby agrees, to deliver to the Trustee all documents, instruments and agreements required to be delivered by the Company to the Trustee under the Pooling and Servicing Agreement and such other documents, instruments and agreements as the Company or the Trustee shall reasonably request.

4. Representations and Warranties. The Seller hereby represents and warrants to the Company with respect to each Mortgage Loan in either Loan Group as of the date hereof and as of the Closing Date as follows:

(a)	With respect to each Mortgage Loan, as of the date hereof and as of the Closing Date:

(1)	The Seller has good title to the Mortgage Loans and the Mortgage Loans were subject to no offsets, defenses or counterclaims.

(2)	The information set forth in the Mortgage Loan Schedule is complete, true and correct as of the Cut-off Date.

(3)	The Mortgaged Property is free of material damage and waste and there is no proceeding pending for the total or partial condemnation of the Mortgaged Property.

(4)
From and after the Cut-off Date, there have been no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments or other outstanding charges affecting the related Mortgaged Property.

(5)
From and after the Cut-off Date, the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee on behalf of the Company; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no borrower has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the Mortgage Loan Schedule.

(6)
All buildings upon the Mortgaged Property are insured by an insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount not less than (i) 100.00% of the replacement cost of all improvements to the Mortgaged Property, (ii) either (A) the outstanding principal balance of the Mortgage Loan with respect to each first lien Mortgage Loan or (B) with respect to each second lien Mortgage Loan, the sum of the outstanding principal balance of the related first lien Mortgage Loan and the outstanding principal balance of the second lien Mortgage Loan, (iii) the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and consistent with the amount that would have been required as of the date of origination in accordance with the underwriting guidelines or (iv) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis. All such insurance policies contain a standard mortgagee clause naming the originator, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae and Freddie Mac. The Mortgage obligates the borrower thereunder to maintain all such insurance at the borrower’s cost and expense, and on the borrower’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at borrower’s cost and expense and to seek reimbursement therefor from the Mortgagor.

(7)
The Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

(8)
The Mortgage is a valid, existing and enforceable first or second lien (as indicated on the Mortgage Loan Schedule) on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the Originator of the Mortgage Loan and which do not materially and adversely affect the Appraised Value of the Mortgaged Property, (c) to the extent the Mortgage Loan is a second lien Mortgage Loan (as reflected on the Mortgage Loan Schedule), the related first lien on the Mortgaged Property and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest (in each case, as indicated on the Mortgage Loan Schedule) on the property described therein and the Seller has full right to sell and assign the same to the Company.

(9)
From and after the date the Mortgage Loan was purchased by the Seller from the related Mortgage Loan Seller (the “Initial Sale Date”), and immediately prior to the transfer and assignment of each Mortgage Loan by the Seller to the Company, the Seller was the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage. The Seller has full right to transfer and sell the Mortgage Loan to the Company free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

(10)
There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration. With respect to each second lien Mortgage Loan, (i) the first lien Mortgage Loan is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such first lien Mortgage or the related Mortgage Note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation, or event of acceleration thereunder, (iv) either (A) the first lien Mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the second lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the first lien Mortgage, (v) the related first lien does not provide for or permit negative amortization under such first lien Mortgage Loan and (vi) either no consent for the Mortgage Loan is required by the holder of the first lien or such consent has been obtained and is contained in the Mortgage File.

(11)
From and after the Cut-off Date, no mechanics’ or similar liens or claims have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

(12)
Since Initial Sale Date of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested by the borrower under the Servicemembers Civil Relief Act.

(13)
To the Seller’s knowledge, the Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor, to the Seller’s knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law.

(14)
There is no Mortgage Loan that was originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the state of Georgia. There is no Mortgage Loan that was originated on or after March 7, 2003, which is a “high cost home loan” as defined under the Georgia Fair Lending Act.

(15)
No Mortgage Loan is (a) subject to the provisions of the Homeownership and Equity Protection Act of 1994 as amended (“HOEPA”), (b) a “high cost” mortgage loan, “covered” mortgage loan, “high risk home” mortgage loan or “predatory” mortgage loan or any other comparable term, no matter how defined under any federal, state or local law, or (c) subject to any comparable federal, state or local statutes or regulations, or any other statute or regulation providing for heightened regulatory scrutiny or assignee liability to holders of such mortgage loans, or (d) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary).

(16)
Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.

(17)
The information set forth in the Mortgage Loan Schedule with respect to Prepayment Charges is complete, true and correct in all material respects and, subject to applicable federal and state law, each Prepayment Charge is permissible, enforceable and collectible.

(18)
No Mortgage Loan is (i) a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a “High-Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a “High Cost Home Loan” as defined in the Indiana Home Loan Practices Act effective January 1, 2005.

(19)
All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable “doing business” and licensing requirements of the laws of the state wherein the Mortgaged Property is located or were not required to be licensed in such state.

(20)
The Mortgage Loan is covered by an American Land Title Association (“ALTA”) lender’s title insurance policy (which, in the case of an Adjustable Rate Mortgage Loan has an adjustable rate mortgage endorsement in the form of ALTA 6.0 or 6.1), or with respect to any Mortgage Loan for which the related Mortgaged Property is located in California, a CLTA lender’s title insurance policy, pursuant to the underwriting guidelines and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (8)(a) through (d) above) the Originator, its successors and assigns as to the first or second (as indicated on the related Mortgage Loan Schedule) priority lien of the Mortgage in the original principal amount of the Mortgage Loan and, with respect to any Adjustable Rate Mortgage Loan, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the mortgage interest rate and monthly payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Originator (or its predecessor in interest) is the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Originator, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy.

(21)	The Mortgaged Property is lawfully occupied under applicable law.

(22)
The Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that can reasonably be expected to cause the Mortgage Loan to become delinquent.

(b)	In addition to the representations and warranties in Paragraph 4(a) above, with respect to the Group I Mortgage Loans, as of the date hereof and as of the Closing Date:

(1)
The outstanding Principal Balance of each Group I Mortgage Loan does not exceed the applicable maximum original loan amount limitations with respect to first lien or subordinate lien one-to-four family residential mortgage loans, as applicable, as set forth in the Freddie Mac Selling Guide;

(2)
With respect to any Group I Mortgage Loan that is a subordinate lien mortgage loan, (i) such lien is on a one- to four-family residence that is the principal residence of the borrower; (ii) the original principal balance does not exceed the applicable limitations with respect to subordinate lien mortgage loans as set forth in the Freddie Mac Selling Guide; and (iii) the original principal balance of the first lien mortgage loan plus the original principal balance of any subordinate lien mortgage loans relating to the same mortgaged property do not exceed the applicable limitations with respect to first lien mortgage loans for that property type as set forth in the Freddie Mac Selling Guide;

(3)	There is no Group I Mortgage Loan that was originated on or after March 7, 2003 which is a “high cost home loan” as defined under the Georgia Fair Lending Act;

(4)
No borrower obtained a prepaid single-premium credit life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of any Group I Mortgage Loan; no proceeds from any Group I Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Group I Mortgage Loan;

(5)
The applicable Servicer for each Group I Mortgage Loan has fully furnished in the past (and the Seller shall cause the applicable Servicer to furnish in the future), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis;

(6)
With respect to any Group I Mortgage Loan that contains a provision permitting imposition of a Prepayment Charge upon a prepayment prior to maturity, to the best of the Seller’s knowledge: (i) the Group I Mortgage Loan provides some benefit to the borrower (e.g., a rate or fee reduction) in exchange for accepting such Prepayment Charge; (ii) the Group I Mortgage Loan’s originator had a written policy of offering the borrower, or requiring third-party brokers to offer the borrower, the option of obtaining a mortgage loan that did not require payment of such Prepayment Charge; (iii) the Prepayment Charge was adequately disclosed to the borrower in the loan documents pursuant to applicable state and federal law; (iv) no subprime loan originated on or after October 1, 2002, will provide for a Prepayment Charge for a term in excess of three years and any subprime loan or non-subprime loan originated prior to such date will not provide for a Prepayment Charge for a term in excess of five years; in each case unless such loan was modified to reduce the prepayment period to no more than three years from the date of the note in the case of a subprime loan and no more than five years from the date of the note in the case of a non-subprime loan and the borrower was notified in writing of such reduction in prepayment period; and (v)  such Prepayment Charge shall not be imposed in any instance where the Group I Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the borrower’s default, notwithstanding that the terms of the Group I Mortgage Loan or state or federal law might permit the imposition of such Prepayment Charge;

(7)
With respect to any Group I Mortgage Loan originated on or after August 1, 2004, neither the related mortgage nor the related mortgage note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;

(8)
With respect to any Group I Mortgage Loan secured by manufactured housing, (i) each contract is secured by a “single family residence” within the meaning of Section 25(e)(10) of the Code and (ii) the manufactured housing is the principal residence of the borrower. The fair market value of the manufactured home securing each contract was at least 80% of the adjusted issue price of the contract at either (i) the time the contract was originated (determined pursuant to the REMIC provisions of the Code) or (ii) the time the contract was transferred to the Seller. Each such contract is a “qualified mortgage” under Section 860G(a)(3) of the Code;

(9)
To the best of the Seller’s knowledge, no borrower was encouraged or required to select a Group I Mortgage Loan product offered by the originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of origination, such borrower did not qualify, taking into account such facts as, without limitation, the related Group I Mortgage Loan’s requirements and the borrower’s credit history, income, assets and liabilities, for a lower cost credit product then offered by the mortgage loan’s originator or any affiliate of the originator. If, at the time of loan application, the borrower may have qualified for a lower cost credit product then offered by any mortgage lending affiliate of the originator, the originator referred the borrower’s application to such affiliate for underwriting consideration;

(10)
To the best of the Seller’s knowledge, the methodology used in underwriting the extension of credit for each Group I Mortgage Loan did not rely on the borrower’s equity in the collateral as the principal determining factor in approving the extension of credit, but rather related such facts as, without limitation, the borrower’s credit history, income, assets or liabilities, to the proposed mortgage payment. Such underwriting methodology confirmed that at the time of origination (application/approval), the borrower had a reasonable ability to make timely payments on the related Group I Mortgage Loan;

(11)
No borrower under a Group I Mortgage Loan was charged “points and fees” in an amount greater than (a) $1,000 or (b) 5% of the principal amount of such Group I Mortgage Loan, such limitation calculated in accordance with Freddie Mac’s anti-predatory lending requirements as set forth in the Freddie Mac Selling Guide; and

(12)	No Group I Mortgage Loan was originated more than twelve months prior to the Closing Date.

(13)
No Group I Mortgage Loan has an annual percentage rate (APR) or total points and fees that exceed the thresholds set by HOEPA and its implementing regulations, including 12 CFR §226.32(a)(1)(i) and (ii).

(14)
The Seller operates an on-going program to make periodic purchases of mortgage loans from originators or other sellers and/or to issue and/or purchase securities or bonds supported by mortgages with a portion of the proceeds generated by such program being used to purchase or originate mortgages made to borrowers who are low-income. The Seller agrees that for a period of two years following the date of this Agreement, Freddie Mac may contact the Seller to confirm that it continues to operate or actively participate in such programs, in order to obtain other nonproprietary information about the Seller’s activities that may assist Freddie Mac in completing its regulatory reporting requirements. The Seller will make reasonable efforts to provide such information to Freddie Mac.

It is understood and agreed that the representations and warranties of the Seller set forth in this Section 4 shall survive the Closing Date. Upon the discovery by either the Seller or the Company of a breach of any of the foregoing representations and warranties (excluding a breach with respect to the representation made in subparagraph (a)(17) of Section 4 above) that adversely and materially affects the value of the related Mortgage Loan and that does not also constitute a breach of a representation or warranty of the applicable Mortgage Loan Seller under the applicable Transfer Agreement, the party discovering the breach shall give prompt written notice to the other. Within 30 days of the earlier of either discovery by or notice to the Seller of any breach of any of the foregoing representations or warranties that materially and adversely affects the value of any Mortgage Loan, the Seller shall use its best efforts to cure such breach in all material respects and, if such defect or breach cannot be remedied, the Seller shall, at the Company’s option as specified in writing and provided to the Seller, (i) if such 30 day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan from the Trust Fund and substitute in its place a Substitute Mortgage Loan; or (ii) repurchase such Mortgage Loan at the Repurchase Price. Notwithstanding the foregoing, with respect to any of the foregoing representations and warranties made in clauses (14), (15) and (16) of subparagraph (a) of this Section 4 and in subparagraphs (b) of this Section 4 with respect to the Group I Mortgage Loans, a breach of any such representation or warranty shall be deemed to materially and adversely affect the value of the affected Mortgage Loan and the interests of Certificateholders therein, thus requiring the Seller to repurchase or substitute such Mortgage Loan irrespective of the Seller’s knowledge of the breach or violation of the representation or warranty.

Notwithstanding the preceding paragraph, in connection with the Seller’s representations and warranties made in subparagraph (a)(17) of Section 4 and within 90 days of the earlier of discovery by the Seller or receipt of notice from the applicable Servicer of a breach of such representation and warranty by the Seller, which breach materially and adversely affects the interests of the Class P Certificateholders in any Prepayment Charge, the Seller shall, if (i) such representation and warranty is breached and a Principal Prepayment has occurred or (ii) if a change in law subsequent to the Closing Date limits the enforceability of the Prepayment Charge, pay, at the time of such Principal Prepayment or change in law, the amount of the scheduled Prepayment Charge, for the benefit of the holders of the Class P Certificates, by depositing such amount into the Distribution Account no later than the Remittance Date immediately following the Prepayment Period in which such Principal Prepayment on the related Mortgage Loan or such change in law has occurred.

5. Repurchase and Substitution of Mortgage Loans. In the event a Mortgage Loan Seller fails to perform its repurchase or substitution obligations under its related Transfer Agreement resulting from the insolvency or financial inability of such Mortgage Loan Seller to do so, the Seller may, in its sole discretion, opt to undertake such repurchase or substitution.

6. Underwriting. The Seller hereby agrees to furnish any and all information, documents, certificates, letters or opinions with respect to the Mortgage Loans, reasonably requested by the Company in order to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the underwriting agreement dated November 3, 2006, among the Company, the Seller, HSBC Securities (USA) Inc., Blaylock & Company, Inc. and Countrywide Securities Corporation or the Purchase Agreement at or prior to the Closing Date.

7. Notices. All demands, notices and communications hereunder shall be in writing, shall be effective only upon receipt and shall, if sent to the Company, be addressed to it at HSI Asset Securitization Corporation, 452 Fifth Avenue, 10th Floor, New York, New York 10018, Attention: Head MBS Principal Finance, or, if sent to the Seller, be addressed to it at HSBC Bank USA, National Association, 452 Fifth Avenue, 10th Floor, New York, New York 10018, Attention: Head MBS Principal Finance.

8. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument. This Agreement shall bind and inure to the benefit of and be enforceable by the Company and the Seller and their respective successors and assigns.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and the Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

HSI ASSET SECURITIZATION CORPORATION

By:	/s/ Andrea Lenox
Name: Andrea Lenox Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Jon E. Voigtman
Name: Jon E. Voigtman Title: Officer #14311

EXHIBIT 1

Mortgage Loan Schedule

[To be retained in a separate closing binder entitled “HASCO 2006-HE1 Mortgage Loan Schedules” at the Washington, D.C. offices of McKee Nelson LLP]

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EXHIBIT 2

Assignment Agreements

1. Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among HSBC Bank USA, National Association, HSI Asset Securitization Corporation, Countrywide Home Loans Servicing LP and Countrywide Home Loans, Inc., and acknowledged by Wells Fargo Bank, N.A., and Deutsche Bank National Trust Company, not individually but solely as trustee on behalf of the HSI Asset Securitization Corporation Trust 2006-HE1.

2. Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among HSBC Bank USA, National Association, HSI Asset Securitization Corporation  and NC Capital Corporation.

3. Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among HSBC Bank USA, National Association, HSI Asset Securitization Corporation  and Option One Mortgage Corporation.

4. Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among HSBC Bank USA, National Association, HSI Asset Securitization Corporation and WMC Mortgage Corp.

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